CAPSTONE JAPAN FUND
--------------------------------------------------------------------------------


Dear Shareholder,

We are pleased to present this semi-annual report on the Capstone Japan Fund for the six-month period ended April 30, 1998. The Fund's net asset value ("NAV") on April 30, 1998 was US $4.79 per share compared to US $5.21 at the end of our October 31, 1997 fiscal year.


                         FUND'S COMPARATIVE PERFORMANCE

The Fund's adviser continues its strategy to seek a diversified portfolio of stocks of mostly larger-cap companies that provide current income through dividends, trade at comparatively low price/earnings multiples, have a below average price-to-book ratio, and/or have potential for long-term capital appreciation. This includes a focus on American Depository Receipts* because they can provide an efficient currency exchange management for a US dollar fund and greater liquidity.

The most relevant index against which to compare the Fund's performance is the TOPIX(1) that comprises all the stocks currently listed on the first section of the Tokyo Stock Exchange. During the six months ended April 30, 1998, the TOPIX decreased by 4.24% in Japanese yen and by 13.23% in US dollar terms. For the same period, the Fund's total US dollar return was -8.06%. In analyzing comparisons of performance to the TOPIX, the reader should remember an index does not reflect any cash positions, brokerage costs or administrative or management fees incurred by the Fund or individual investor.


                              JAPAN MARKET OVERVIEW

For fiscal year ended March 1998, Japan's real GDP fell for the first time in twenty-three years, continuing its economic decline. The market was negatively impacted by deflationary trends, weak domestic demand, high unemployment, and low overall confidence in the government's economic plans.

Despite the adverse macroeconomic conditions, there are signs of changes. As part of its largest economic stimulus package ever, the Japanese government has made several announcements on fiscal spending that included more than twelve trillion yen (over ninety billion dollars) for general and regional projects ten trillion in real spending. The market seems uncertain as to when the effects of these record-breaking changes will actually be felt. Another concern is what will be done to restructure both the financial system and fiscal policy. As a result of the failure of several major financial institutions, thirty trillion yen in public funds has been earmarked to bolster the financial system. The use of this money has been slow to date, but its impact should be clearer later this year. The government has proven itself open to fiscal policy change through a special tax cut of two trillion yen in November, 1997 and through its discussions of permanent tax cuts and consideration of reduction of the corporate tax rate.

The general consensus of most market analysts is that the government will ease monetary policy, though not until after the July Upper House elections. Pressures from international sources are also beginning to help change Japanese economic policy as the still weakening yen has deepened the trade deficit. The major banks will probably engage in the unwinding of cross shareholdings at a greater pace. The effects of this increase in stock supply should be offset at least somewhat by a growing number of companies considering share buybacks, which in turn should strengthen their market value. Domestic demand will likely improve later this year as a result of the stimulus package's government spending. Japanese stocks, relative to both the US and other developed markets, still appear greatly undervalued in terms of price-to-book ratios.* We believe that the coming year will offer considerable investment opportunities as the globally oriented, strong, quality companies restructure and take advantage of the weak yen and inefficient competitors.

                                                             CAPSTONE JAPAN FUND
--------------------------------------------------------------------------------
                                  THE PORTFOLIO

The Fund is widely diversified by industry sector. At April 30, 1998 the percentages of equity investments of the Fund by major industry categories were as follows:

 Communications Equipment           13.30%       Food & Beverage                4.21%
 Pharmaceuticals                    10.09%       Communications                 3.68%
 Automotive                          9.39%       Chemicals                      3.06%
 Miscellaneous Financing             6.84%       Wires & Cables                 2.60%
 Construction                        5.65%       Banking                        2.49%
 Machinery                           5.37%       Consumer Electronics           2.28%
 Retail                              4.97%       Semiconductors                 1.86%
 Telecommunications                  4.93%       Real Estate                    1.68%
 Indices                             4.86%       Transport Equipment            1.19%
 Audio/Video Equipment               4.81%

If you have any questions please feel free to contact us. We thank you for your continued support.

Sincerely,


/s/ Robert W. Scharar                           /s/ Kimberly Haley-Coleman
-----------------------------                  ------------------------------
Robert W. Scharar                               Kimberly Haley-Coleman
President                                       Assistant Portfolio Manager

*There are over 150 Japanese ADR stocks that are estimated to be about 23% of the Japanese market capitalization. An ADR (American Depository Receipt) share is a certificate representing ownership of foreign stocks, which are traded on stock exchanges in the United States.


(1)The average price-to-book ratio in Japan is 1.9 versus the world average of
3.0 (Smith Barney's Global Investment Outlook, April, 1998).



                THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED
                BY A CURRENT PROSPECTUS FOR CAPSTONE JAPAN FUND.

                                                             CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        MARKET VALUE          PERCENTAGE OF
COMMON STOCKS (93.26%)                                                    SHARES         (NOTE 1-A)             NET ASSETS
                                                                          -------------------------------------------------
AUTOMOTIVE (9.39%)
Bridgestone Corporation - ADR                                                400         $   91,425                  3.99%
Honda Motor Co., Limited - ADR #                                           1,700            123,781                  5.40%
                                                                                          ---------                 ------
                                                                                            215,206                  9.39%

AUDIO/VIDEO EQUIPMENT (4.81%)
SONY Corporation - ADR #                                                   1,300            110,419                  4.81%


BANKING (2.49%)
Mitsubishi Trust & Banking Corporation                                     4,000             38,144                  1.66%
Mitsubishi Trust & Banking Corporation - ADR                                 200             19,072                  0.83%
                                                                                          ---------                 ------
                                                                                             57,216                  2.49%

CONSTRUCTION (5.65%)
Daiwa House Industry Co., Limited - ADR                                    1,600            129,569                  5.65%


CHEMICALS (3.06%)
Asahi Chemical Industry Co., Limited                                      20,000             70,234                  3.06%


COMMUNICATIONS (3.68%)
Kyocera Corporation - ADR                                                    800             84,400                  3.68%


COMMUNICATIONS EQUIPMENT (13.30%)
Fujitsu, Limited                                                           2,000             23,386                  1.02%
Fujitsu, Limited - ADR                                                     1,600             93,544                  4.08%
Kokusai Corporation                                                        3,000             25,543                  1.11%
Matsushita Electric Works                                                  5,000             45,031                  1.96%
NEC Corporation - ADR                                                      2,100            117,600                  5.13%
                                                                                          ---------                 ------
                                                                                            305,104                 13.30%

CONSUMER ELECTRONICS (2.28%)
Alps Electric Co., Limited                                                 5,000             52,221                  2.28%


FOOD & BEVERAGE (4.21%)
Ajinomoto, Incorporated                                                    1,200             96,541                  4.21%


INDICES (4.86%)
World Equity Benchmark Series - Japan Index Series                        10,800            111,375                  4.86%


MACHINERY (5.37%)
Minebea Co., Limited - ADR                                                 5,500            123,212                  5.37%

                                                             CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                       MARKET VALUE         PERCENTAGE OF
                                                                          SHARES        (NOTE 1-A)           NET ASSETS
MISCELLANEOUS FINANCING (6.84%)
Nomura Securities Co., Limited                                             3,000         $   36,668                  1.60%
Tokio Marine & Fire Insurance Co.                                          8,000             87,187                  3.80%
Tokio Marine & Fire Insurance Co. - ADR                                      600             33,075                  1.44%
                                                                                          ---------                 ------
                                                                                            156,930                  6.84%

PHARMACEUTICALS (10.09%)
Badyu Pharmaceuticals Co., Limited - ADR                                     300             77,652                  3.39%
Eisai Co., Limited - ADR                                                   7,400            106,410                  4.64%
Sankyo Co., Limited                                                        1,900             47,166                  2.06%
                                                                                          ---------                 ------
                                                                                            231,228                 10.09%

REAL ESTATE (1.68%)
Sumitomo Realty Development Co., Limited                                   8,000             38,447                  1.68%


RETAIL (4.97%)
Seven-Eleven Japan Co., Limited - ADR                                      1,700            113,865                  4.97%


SEMICONDUCTORS (1.86%)
Sumitomo Sitix Corporation                                                 3,000             42,685                  1.86%


TELECOMMUNICATIONS (4.93%)
Nippon Telegraph & Telephone Corporation - ADR                             2,600            113,100                  4.93%


TRANSPORT EQUIPMENT (1.19%)
Nippon Cable System                                                        4,000             27,276                  1.19%


WIRES & CABLES (2.60%)
Sumitomo Electric Industries                                               5,000             59,676                  2.60%


TOTAL COMMON STOCKS (Cost $2,400,038)                                                     2,138,704                 93.26%

                                                             CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
                                                                       SHARES OR       MARKET VALUE         PERCENTAGE OF
                                                                       PAR VALUE        (NOTE 1-A)           NET ASSETS
CORPORATE BONDS (3.76%)
Merrill Lynch & Co., Variable rate, 01/31/2000 (Cost $85,309)            $84,000         $   86,100                  3.76%

CASH EQUIVALENTS (4.22%)
Fifth Third Bank Repurchase Agreement, dated 4/30/98, 5.06%, due 5/01/98, repurchase price $96,867 (Collateralized by Federal National Mortgage
Association Notes, 6.50%, due 2/01/13, market value $98,969, including accrued
interest) (Cost $96,853)                                                  96,853                                     4.22%


         TOTAL INVESTMENTS (Cost $2,582,200)                                              2,321,657                101.24%
         OTHER ASSETS, LESS LIABILITIES                                                    (28,390)                 -1.24%
                                                                                         ----------                -------
         NET ASSETS                                                                      $2,293,267                100.00%
                                                                                         ==========                =======

# Call options have been written by the Fund against these positions. (Note 5)

                                                             CAPSTONE JAPAN FUND

STATEMENT OF ASSET AND LIABILITIES - APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:

         Investments in securities at market value (identified cost $2,582,200) (Note 1A)                      $ 2,321,657
         Foreign currency holdings - Japanese Yen account, at market (Note 1B)                                      10,142
         Receivable for capital stock sold                                                                             100
         Dividends receivable                                                                                        2,991
         Interest receivable                                                                                            14
         Due from advisor (Note 2)                                                                                  52,055
                                                                                                             -------------

              Total Assets                                                                                       2,386,959
                                                                                                             -------------


LIABILITIES:

         Payable for capital stock redeemed                                                                         39,627
         Covered call options written, at value (premiums received $15,017 (Notes 1 and 5)                          13,950
         Accrued expenses                                                                                           40,115
                                                                                                             -------------


              Total Liabilities                                                                                     93,692
                                                                                                             -------------


NET ASSETS                                                                                                     $ 2,293,267
                                                                                                             =============


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
 ($2,293,267 / 478,625 shares of beneficial interest outstanding)                                              $      4.79
                                                                                                             =============


SOURCE OF NET ASSETS:

         Paid in capital                                                                                       $ 6,048,605
         Accumulated net investment deficit                                                                        (19,277)
         Accumulated net realized loss on investments                                                           (3,476,196)
         Net unrealized depreciation on securities and foreign currencies                                         (259,865)
                                                                                                             -------------


                                                                                                               $ 2,293,267
                                                                                                             =============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:

         Dividend income                                                                                          $  3,546
         Interest income                                                                                             2,996
                                                                                                                 ---------
              Total Investment Income                                                                                6,542

         Expenses: (Note 2)
              Advisory fees                                                                        7,770
              Distribution fees                                                                    2,590
              Administrative services                                                              2,383
              Transfer agent fees                                                                 19,170
              Reports and notices to stockholders                                                  4,829
              Audit fees                                                                           8,221
              Legal fees                                                                           2,797
              Directors' fees and expenses                                                         1,823
              Custodian fees                                                                       6,997
              Fund accounting fees                                                                22,737
              Registration and filing fees                                                         4,653
              Miscellaneous                                                                        1,674
                                                                                              ----------

               Total Expenses                                                                                       85,644

              Less: Advisory fees waived                                                          (7,770)
                   Expenses reimbursable by Investment Advisor                                   (52,055)          (59,825)
                                                                                              ----------         ---------

                 Net Expenses                                                                                       25,819
                                                                                                                 ---------

                     Net Investment Loss                                                                           (19,277)
                                                                                                                 ---------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

         Net realized loss from security transactions                                                             (146,823)
         Net realized gain on option contracts written                                                              23,060
         Net realized loss on conversion of foreign currencies to U.S. Dollars                                      (9,637)
         Unrealized depreciation of investments, foreign currencies and forward currency contracts:
              Beginning of period                                                             $ (237,133)
              End of period                                                                     (259,865)
                                                                                              ----------

              Net change in unrealized depreciation of investments, foreign currencies
                 and forward currency contracts                                                                    (22,732)
                                                                                                                 ---------

              Net realized and unrealized loss on investments                                                     (156,132)
                                                                                                                 ---------

                  Net decrease in net assets resulting from operations                                           $(175,409)
                                                                                                                 =========
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                 SIX MONTHS ENDED              YEAR ENDED
                                                                                  APRIL 30, 1998            OCTOBER 31, 1997
                                                                                  ------------------------------------------
                                                                                    (UNAUDITED)
OPERATIONS:
     Net investment loss                                                           $    (19,277)                $ (102,679)
     Net realized loss on investments                                                  (133,400)                  (364,093)
     Net change in unrealized depreciation of investments, forward
        currency contracts and foreign currencies                                       (22,732)                  (101,501)
                                                                                    -----------                -----------
     Net decrease in net assets resulting from operations                              (175,409)                  (568,273)


CAPITAL SHARE TRANSACTIONS:
     Increase (decrease) in net assets resulting from capital
        share transactions (Note 3)                                                     566,725                   (504,622)
                                                                                    -----------                -----------
           Total increase (decrease) in net assets                                      391,316                 (1,072,895)

NET ASSETS:
     Beginning of period                                                              1,901,951                  2,974,846
                                                                                    -----------                -----------
     End of period (including accumulated net investment deficit of
        $(19,277) and $0, respectively)                                              $2,293,267                 $1,901,951
                                                                                    ===========                ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone Japan Fund, formerly Capstone Nikko Japan Fund, (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and income using a research oriented approach. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on Japanese securities exchanges are valued at the last sales price or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All other equity securities not so traded are valued at the last current bid quotation. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

                                                             CAPSTONE JAPAN FUND

D) OPTION ACCOUNTING PRINCIPLES - When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price and options not traded that day are valued at the prevailing quoted bid price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

E) FORWARD CURRENCY CONTRACTS - Forward currency transaction are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and the Japanese Yen. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to distribute all of its taxable income and realized capital gains, in excess of any capital loss carryovers, to relieve it from all, or substantially all, such taxes. At April 30, 1998, the Fund had capital loss carryovers of $3,476,196 of which $1,413,422 expires in 1999, $1,494,646 expires in 2000, $434,729 expires in 2005 and $133,399 expires in 2006. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on the dividends received by the Fund. There is currently no Japanese tax on capital gains.

G) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

H) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% and the adviser has undertaken to cap the Fund's expenses at 2.5% until October 31, 1998. For the period November 1, 1997 through April 30, 1998, $7,770 in advisory fees were waived by FCA and FCA has agreed to reimburse the Fund $52,055 for excess expenses for the November 1st through April 30th period. Such reimbursement will be made as the Fund pays the related expenses.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .20% of the Fund's average daily net assets.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund

                                                             CAPSTONE JAPAN FUND

pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the six months ended April 30, 1998, the Fund paid $2,590 in 12b-1 fees. Of this amount approximately 5.0% was paid to Service Organizations other than CAPCO.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the six months ended April 30, 1998, directors of the Fund who are not "interested persons" received directors' fees of $2,750.



NOTE 3 - CAPITAL STOCK

     At April 30, 1998 there were 478,625 shares outstanding. Transactions in capital stock were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 1998                 OCTOBER 31, 1997
                                                                 SHARES           AMOUNT         SHARES          AMOUNT
Shares sold                                                     273,730       $1,337,899        395,272      $2,281,972
Shares issued to shareholders in reinvestment
  of distributions                                                  --                --             --              --
                                                               --------      -----------        -------     -----------
                                                                273,730        1,337,899        395,272       2,281,972
Shares redeemed                                                (160,113)       ( 771,174)      (470,624)     (2,786,594)
                                                               --------      -----------        -------     -----------
Net increase (decrease)                                         113,617       $  566,725        (75,352)     $ (504,622)
                                                               ========      ===========        =======     ===========

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government obligations aggregated $960,529 and $468,914 respectively. At April 30, 1998, the cost of investments for Federal income tax purposes was $2,582,200. Accumulated net unrealized depreciation on investments was $260,543 consisting of $41,755 gross unrealized appreciation and $302,298 gross unrealized depreciation.


NOTE 5 - OPTIONS WRITTEN BY THE FUND

     A call option gives the holder the right to buy the underlying stock from the writer (the Fund) at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

The following table sets forth the outstanding call options written by the Fund as of April 30, 1998.

                                                                                      UNREALIZED
                                                       PREMIUM        MARKET         APPRECIATION
                 CALL OPTIONS ON                      RECEIVED         VALUE        (DEPRECIATION)
1,600 shs Honda Corp-ADR @ 75 exp October 1998         $ 5,640        $ 5,700            $ (60)
1,100 shs Sony Corp-ADR @ 85 exp October 1998            9,377          8,250            1,127
                                                       -------        -------           ------
                                                       $15,017        $13,950           $1,067
                                                       =======        =======           ======

                                                             CAPSTONE JAPAN FUND
     The aggregate market value at April 30, 1998 of securities subject to call options is $209,961 or approximately 9% of net assets. Written option activity for the six months ended April 30, 1998 was as follows:

                                                                     NUMBER OF         AMOUNT OF
                                                                      OPTIONS           PREMIUM
Options outstanding at October 31, 1997                                    27          $23,060
Options written                                                            27           15,017
Options expired prior to exercise                                        (27)          (23,060)
                                                                         ----         --------
Options outstanding at April 30, 1998                                      27          $15,017
                                                                         ====         ========

                                                             CAPSTONE JAPAN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                                             SIX
                                                           MONTHS
                                                            ENDED
                                                          APRIL 30,                      YEARS ENDED OCTOBER 31,
                                                                         --------------------------------------------------
                                                            1998         1997       1996        1995        1994       1993
                                                         (UNAUDITED)
PER SHARE DATA

Net asset value at beginning of period...............      $ 5.21      $ 6.76     $ 6.76      $ 8.03      $ 6.99     $ 4.89
                                                           ------      ------     ------      ------      ------     ------

Income from investment operations:
     Net investment loss.............................       (0.04)      (0.28)     (0.19)      (0.21)      (0.21)     (0.20)
     Net realized and unrealized gain (loss).........       (0.38)      (1.27)      0.25       (1.06)       1.25       2.30
                                                           ------      ------     ------      ------      ------     ------

     Total from investment operations................       (0.42)      (1.55)      0.06       (1.27)       1.04       2.10
                                                           ------      ------     ------      ------      ------     ------

Less distributions from:
     Net investment income...........................          --          --      (0.06)         --          --         --
                                                           ------      ------     ------      ------      ------     ------

Net asset value at end of period.....................       $4.79       $5.21      $6.76       $6.76       $8.03      $6.99
                                                           ======      ======     ======      ======      ======     ======

TOTAL RETURN (%) (1).................................       (8.06)%    (22.93)%     0.75%     (15.82)%     14.88%     42.74%
                                                           ======      ======     ======      ======      ======     ======

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands)...........      $2,293      $1,902     $2,975      $2,908      $3,484     $3,096

Ratio of total expenses to average net assets........        2.49%(2)    4.55%      3.30%       3.61%       3.25%      4.26%

Ratio of net investment income to average net assets.       (1.86)%(2)  (3.87)%    (2.59)%     (2.93)%     (2.62)%    (3.54)%

Ratio of total expenses to average net assets,  before
     reimbursements and waivers of expenses..........        8.26%(2)    5.46%      3.90%       4.21%       3.85%      4.86%

Ratio of net investment income to average
     net assets, before reimbursements and
     waivers of expenses.............................       (7.63)%(2)  (4.78)%    (3.19)%     (3.53)%     (3.22)%    (4.14)%

Portfolio turnover rate..............................          25%         73%        47%         27%         57%        42%

Average commission rate (per share of security)......    $ 0.0717    $ 0.0371   $ 0.0864


(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2) Annualized



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              CAPSTONE JAPAN FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                        SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 1998

--------------------------------------------------------------------------------

 TRUSTEES                 OFFICERS

 Edward L. Jaroski        Edward L. Jaroski
                                   President-Capstone International Series Trust
 James F. Leary
                          Robert W. Scharar
 John R. Parker                    President-Capstone Japan Fund

 Bernard J. Vaughan       Linda G. Giuffre
                                   Treasurer

                          Iris R. Clay
                                   Secretary


--------------------------------------------------------------------------------


 INVESTMENT ADVISER                    TRANSFER AGENT

 FCA Corp.                             First Data Investor Services Group, Inc.
 5847 San Felipe                       3200 Horizon Drive
 Suite 850                             P.O. Box 61503
 Houston, TX 77057                     King of Prussia, PA 19406-0903
                                       1-800-845-2340


 ADMINISTRATOR                         CUSTODIAN

 Capstone Asset Management Company     Fifth Third Bank
 5847 San Felipe, Suite 4100           Fifth Third Center
 Houston, TX 77057                     38 Fountain Square Plaza
 1-800-262-6631                        Cincinnati, OH 45263


 DISTRIBUTOR                            AUDITORS

 Capstone Asset Planning Company       Briggs, Bunting & Dougherty, LLP
 5847 San Felipe, Suite 4100           Two Logan Square, Suite 2121
 Houston, TX 77057                     Philadelphia, PA 19103-4901
 1-800-262-6631

                                SEMIANNUAL REPORT
                                 APRIL 30, 1998

                                    CAPSTONE
                                   JAPAN FUND


Graphic of: Pyramid
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds


Graphic of: Pyramid
                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS
--------------------------------------------------------------------------------

EQUITY
     O CAPSTONE GROWTH FUND, INC.

FIXED INCOME
     O CAPSTONE GOVERNMENT INCOME FUND

INTERNATIONAL/GLOBAL

     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND

    For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
            Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                   current prospectus for Capstone Japan Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                               CAPSTONE JAPAN FUND
                           5847 SAN FELIPE, SUITE 4100
                                HOUSTON, TX 77057